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PROSPECTUS SUPPLEMENT	FILED PURSUANT TO RULE 424(B)(3)
TO PROSPECTUS DATED JUNE 24, 2003	REGISTRATION NO. 333-101856

THE IMMUNE RESPONSE CORPORATION

33,497,965 SHARES OF COMMON STOCK
10,974,491 CLASS A WARRANTS
10,974,491 CLASS B WARRANTS

        This Prospectus Supplement relates to the public offer for resale by certain of our security holders of up to (i) 9,522,072 issued shares of our common stock, (ii) 9,522,072 Class A warrants, (iii) 9,522,072 Class B warrants, (iv) 9,522,072 shares of our common stock underlying the Class A warrants and (v) 9,522,072 shares of our common stock underlying the Class B warrants. This offer is not being underwritten. We will not receive any of the proceeds from sales by the selling security holders of common stock and warrants. These security holders acquired 9,522,072 shares of common stock and the Class A warrants directly from us in a private placement of units completed on December 10, 2002. Each Class A warrant may be exercised to purchase initially one share of our common stock and one Class B warrant, at an aggregate price of $1.33. Each Class B warrant may be exercised to purchase initially one share of our common stock at a price of $1.77. Unless exercised, the warrants will expire five years after their respective dates of issuance. The Class A and Class B warrants are described more fully under "Description of the Warrants and the Warrant Agreement" in the Prospectus.

        This Prospectus Supplement also relates to the public offer for resale by our placement agent of (i) 1,452,419 shares of our common stock, (ii) 1,452,419 Class A warrants, (iii) 1,452,419 shares of our common stock underlying the Class A warrants, (iv) 1,452,419 Class B warrants and (v) 1,452,419 shares of our common stock underlying our Class B warrants. Such shares, Class A warrants and Class B warrants are being registered pursuant to an option issued to our placement agent in connection with our private placement of units.

        Additionally, this Prospectus Supplement relates to the public offer for resale by Trinity Medical Group USA, Inc. of 500,000 shares of our common stock issued in connection with an amendment to certain of our agreements with Trinity and by The Lee Strategy Group, Inc. of 74,492 shares of our common stock issued in connection with services rendered.

        We will not receive any net proceeds from the resale of shares of our common stock, Class A warrants, or Class B warrants. If the warrants are exercised by either the selling security holders or subsequent purchasers of the warrants, we will receive the net proceeds from such exercises. If an investor purchases from a selling security holder a Class A or Class B warrant other than through a private transaction, the shares of common stock and the Class B warrants, as the case may be, to be issued by us upon the exercise of such warrants are to be registered pursuant to a registration statement on Form S-1 (File No. 333-103260), which was filed with the Securities and Exchange Commission on June 18, 2003.

        Subject to the following paragraph, the selling security holders of the offered shares of common stock, Class A warrants, Class B warrants and shares of common stock underlying the warrants may offer to resell any such securities at any time or from time to time after the date of this prospectus.

        For a description of the plan of distribution of the resale of securities, see page 44 of the Prospectus.

        Our common stock is quoted on The Nasdaq SmallCap Market under the symbol "IMNR."

        Investing in our common stock and warrants involves very significant risks. You should carefully consider the risks set forth under "Risk Factors" beginning on page 4 of the Prospectus before investing in our common stock or our warrants.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OF THE PROSPECTUS ARE TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus Supplement should be read in conjunction with the
Prospectus dated June 24, 2003, which is to be delivered with this
Prospectus Supplement. All capitalized terms used but not defined in this
Prospectus Supplement shall have the meanings given them in the Prospectus.

In May and June of 2004, Spencer Trask Private Equity Fund I LP, Spencer Trask Private Equity Fund II LP and Spencer Trask Private Equity Accredited Fund III LLC distributed shares of common stock and Class B warrants to their respective partners and members. The information in the table appearing under the heading "Selling Securityholders" in the Prospectus is superseded in part by the information appearing in the table below:

				Shares Beneficially Owned After Sale of Common Stock		Class A Warrants Beneficially Owned at June 3, 2004		Class A Warrants Beneficially Owned After Resale of Class A Warrants		Class B Warrants Beneficially Owned at June 3, 2004		Class B Warrants Beneficially Owned After Resale of Class B Warrants
	Shares of Common Stock Beneficially Owned at June 3, 2004(1)
			Shares of Common Stock Being Offered(1)
							Class A Warrants Being Offered				Class B Warrants Being Offered
Selling Security Holder
	Number	Percent		Number	Percent	Number		Number	Percent	Number		Number	Percent
Trask Partners LLC	27,216	*	27,216	0	*	0	0	0	*	7,776	7,776	0	*
ACH Foundation Partners LLC	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Amy Newmark c/f Ela Anne Damiano UGMA	9,223	*	9,223	0	*	0	0	0	*	2,635	2,635	0	*
Amy Newmark c/f Michael Jay Damiano UGMA	9,223	*	9,223	0	*	0	0	0	*	2,635	2,635	0	*
Anthony Viscusi	36,891	*	36,891	0	*	0	0	0	*	10,540	10,540	0	*
Barbara Gersten	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Carl E. Painter	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
DCG&T c/f John Heidenreich IRA R/O	3,689	*	3,689	0	*	0	0	0	*	1,054	1,054	0	*
PTC Custodian IRA FBO Richard M. Kaufman	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Dutch-Anglo Trading, L.P.	73,780	*	73,780	0	*	0	0	0	*	21,080	21,080	0	*
George B. & Jennifer P. Ligeti JT	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Goddard Capital Fund, LP	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
H & E Holdings	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Jeffrey D. Farmer & Karen B. Farmer, TTEE's—Farmer Living Trust	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
John Williams	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Lapin Ventures, LLC	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Michael Bassett	14,756	*	14,756	0	*	0	0	0	*	4,216	4,216	0	*
NEDS Point Partners LLC	40,580	*	40,580	0	*	0	0	0	*	11,594	11,594	0	*
Scott Cohen	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Siw de Gysser	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Steven G. Sitko	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Azusa Pacific Foundation	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
DCG&T c/f Scott Leishman IRA Rollover	43,239	*	37,589	5,650	*	0	0	0	*	12,354	12,354	0	*
Dean Witter Reynolds Custodian FBO Mark S. Kellman IRA R/O	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Domenic M. Strazzulla	7,378	*	7,378	0	*	0	0	0	*	2,108	2,108	0	*
Foley Family Trust dtd 9/23/94	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Fritz T. Wegmann	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
The Skulman Revocable Trust, By Gregory Skulman and Wendy Skulman, Co-Trustees	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Harold S. Gaull	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Holstine Living Trust dtd 5/11/93	14,757	*	14,757	0	*	0	0	0	*	4,216	4,216	0	*
James F. Brinton	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
John A. Ward III	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
John Leikensohn & Donna Gross-Leikensohn TIE	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Jules Andrew Marine Trust	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Kasday Family Ltd. Partnership	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Lucas Wegmann	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Meriken Nominees Ltd REF: 10781	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Peter C. Gould	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Peter Jadrosich	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Rand Confer	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Robert Streett	216,188	*	187,939	28,249	*	0	0	0	*	61,768	61,768	0	*
Roger Baumberger (2)	41,814	*	36,368	5,446	*	10,893	10,893	0	*	11,947	11,947	0	*
Ronald F Hartman Trust DTD 6/5/98 Roland F Hartman TTEE	22,134	*	22,134	0	*	0	0	0	*	6,324	6,324	0	*
Ronald J. Davi	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Tan / DeMattei Family Trust of 1999	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Tantamentels Limited	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
William R. Greenfield & Margaret S. Greenfield TIE	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
David DiGiacinto (2)	49,441	*	42,905	6,536	*	13,072	13,072	0	*	14,126	14,126	0	*
Domenic M. Strazzulla	11,067	*	11,067	0	*	0	0	0	*	3,162	3,162	0	*

Ilan G. Caron	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
J. M. Rise	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Acadia Investments LC	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Neve Shaanan Fund	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
Greenbaum Doil & McDonald Retirement Plan and Trust FBO Michael G. Shaikan	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
Ron Eller	36,890	*	36,890	0	*	0	0	0	*	10,540	10,540	0	*
DCG&T c/f David J Kotz IRA Rollover	1,845	*	1,845	0	*	0	0	0	*	527	527	0	*
Michael B Boylan	18,445	*	18,445	0	*	0	0	0	*	5,270	5,270	0	*
DCG&T c/f David S Kulkarni IRA	9,221	*	9,221	0	*	0	0	0	*	2,635	2,635	0	*
Derek V. Smith	18,441	*	18,441	0	*	0	0	0	*	5,269	5,269	0	*
Hollis B. Canterbury Management Trust	18,441	*	18,441	0	*	0	0	0	*	5,269	5,269	0	*
Robert French	18,441	*	18,441	0	*	0	0	0	*	5,269	5,269	0	*
Desideratum, LP	37,015	*	37,015	0	*	0	0	0	*	10,576	10,576	0	*
Gary Mittleman	96,264	*	87,789	8,475	*	0	0	0	*	27,504	27,504	0	*
Joe L. Bolin	36,382	*	36,382	0	*	0	0	0	*	10,395	10,395	0	*
K. Sidney Neuman & Marilyn F. Neuman JT	18,508	*	18,508	0	*	0	0	0	*	5,288	5,288	0	*
Phillip S. Sizer & Evelyn Sue Sizer JT	18,638	*	18,638	0	*	0	0	0	*	5,325	5,325	0	*
Robert S. Beadle	19,198	*	19,198	0	*	0	0	0	*	5,485	5,485	0	*
Barbara M. Japha	37,073	*	37,073	0	*	0	0	0	*	10,592	10,592	0	*
Paul G. Kates & Cindy Kates JT	18,536	*	18,536	0	*	0	0	0	*	5,296	5,296	0	*
Abraham Klein & Dinah Klein JTWROS	37,100	*	37,100	0	*	0	0	0	*	10,600	10,600	0	*
Eugene B. Harris	9,275	*	9,275	0	*	0	0	0	*	2,650	2,650	0	*
First Trust Co of Onaga FBO Russell K. Childs	18,550	*	18,550	0	*	0	0	0	*	5,300	5,300	0	*
Harry A. Lomanson II	18,550	*	18,550	0	*	0	0	0	*	5,300	5,300	0	*
Harvey Falk & Barbara Falk JTWROS	18,550	*	18,550	0	*	0	0	0	*	5,300	5,300	0	*
Inc Fundamentals	18,550	*	18,550	0	*	0	0	0	*	5,300	5,300	0	*
Jeffrey N. Jochims	9,275	*	9,275	0	*	0	0	0	*	2,650	2,650	0	*
Paul Eisman	37,100	*	37,100	0	*	0	0	0	*	10,600	10,600	0	*
Randall D. Stoecker	18,550	*	18,550	0	*	0	0	0	*	5,300	5,300	0	*
Jonathan Fleisig	447,133	*	390,636	56,497	*	0	0	0	*	127,753	127,753	0	*
Elisha Rothman	223,514	*	195,265	28,249	*	0	0	0	*	63,861	63,861	0	*
Ralph C. Wintrode Trust dtd May 9, 2001	210,629	*	182,380	28,249	*	0	0	0	*	60,180	60,180	0	*
Gilbert S. Omenn	25,771	*	25,771	0	*	0	0	0	*	7,363	7,363	0	*
Shahzad Mossanen	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
John V. Wagner Defined Benefit Pension Plan & Trust	25,771	*	25,771	0	*	0	0	0	*	7,363	7,363	0	*
Margarita F. Preston	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Carmen Pecord	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Arpy L. Richmond & Gerald Richmond TIC	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Wealth Management Consulting Company, Inc. Defined Benefit Pension Plan	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
First Trust Corp. FBO John T. Shanta IRA	22,163	*	22,163	0	*	0	0	0	*	6,332	6,332	0	*
Kevin Joseph Tushaus & Julie Ann Tushaus Rev. Trust TIC	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
John & Janet Hitleman Trust DTD 2/16/01	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
SSIHM Charitable Trust	103,084	*	103,084	0	*	0	0	0	*	29,452	29,452	0	*
Samuel A Gradess	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
Frederick & Mary Lou Tramutola	25,771	*	25,771	0	*	0	0	0	*	7,363	7,363	0	*
James Oliphant	25,771	*	25,771	0	*	0	0	0	*	7,363	7,363	0	*
Garold L. Faber	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
Fifth Third Bank as Trustee of the Constantine Nicolopoulos IRA	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
Michael J. Pierce	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
Jacqueline de Silbour	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Richard Gill	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Brian Lerner & Renee Lerner—TIC	10,308	*	10,308	0	*	0	0	0	*	2,945	2,945	0	*
Robert A. McCleeary	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Gerald A. Bush & Diane M. Bush Joint Tenants	12,885	*	12,885	0	*	0	0	0	*	3,681	3,681	0	*

First Trust Co. of Onaga C/F Stanford Fader	12,886	*	12,886	0	*	0	0	0	*	3,682	3,682	0	*
Garis C. Smith & Ines M. Smith	10,308	*	10,308	0	*	0	0	0	*	2,945	2,945	0	*
Herbert London & Vicki London JTWROS	6,443	*	6,443	0	*	0	0	0	*	1,841	1,841	0	*
Michael Nichols	25,771	*	25,771	0	*	0	0	0	*	7,363	7,363	0	*
GR 2002 Trust	51,542	*	51,542	0	*	0	0	0	*	14,726	14,726	0	*
DCG&T c/f Robert G. Heidenreich IRA	76,189	*	69,189	7,000	*	0	0	0	*	17,697	17,697	0	*
Anasabi Partners II, LLC	10,352	*	10,352	0	*	0	0	0	*	2,957	2,957	0	*
Jack Lageschulte	12,940	*	12,940	0	*	0	0	0	*	3,697	3,697	0	*
Erich J. Weidenbener	8,282	*	8,282	0	*	0	0	0	*	2,366	2,366	0	*
Paul Cosgrave Retirement Plan	25,882	*	25,882	0	*	0	0	0	*	7,395	7,395	0	*
Oppenheimer & Company as Custodian for Kenneth J. Peterson IRA	12,941	*	12,941	0	*	0	0	0	*	3,697	3,697	0	*
Thomas E. Enright	6,471	*	6,471	0	*	0	0	0	*	1,849	1,849	0	*
Sterling Trust Co. FBO Edward J Gallatin IRA	6,471	*	6,471	0	*	0	0	0	*	1,849	1,849	0	*
Nelson Gordman	12,940	*	12,940	0	*	0	0	0	*	3,697	3,697	0	*
Howard C. Hay & Carol Awne Hay, TTEES for The Hay Family Trust DTD 12/27/84	12,940	*	12,940	0	*	0	0	0	*	3,697	3,697	0	*
First Clearing Cust. FBO Karyl McClurdy Lawson IRA	7,039	*	7,039	0	*	0	0	0	*	2,011	2,011	0	*
William J. Newham	6,471	*	6,471	0	*	0	0	0	*	1,849	1,849	0	*
First Trust Company of Onaga CF Lius L. Stuart, III	6,471	*	6,471	0	*	0	0	0	*	1,849	1,849	0	*
PNT Marketing Services, Inc. Money-Purchase Pension Plan FBO Anthony Coretto	6,471	*	6,471	0	*	0	0	0	*	1,849	1,849	0	*
Irwin & Linda Gross JTWROS	25,882	*	25,882	0	*	0	0	0	*	7,395	7,395	0	*
Richard F. Soliner	12,940	*	12,940	0	*	0	0	0	*	3,697	3,697	0	*
Jeffrey Benton	25,882	*	25,882	0	*	0	0	0	*	7,395	7,395	0	*
Hillcrest Investors	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Timothy Hartman	14,899	*	14,899	0	*	0	0	0	*	4,257	4,257	0	*
Vamshidhar G.R. Reddy	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
W. Michael Anderson & Sherry L. Anderson JT	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
First Trust Company of ONAGA c/f Richard R. Steudtner	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Edward W. Probert	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Myra M Baker	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Dill Living Trust, dated April 10, 2003	37,246	*	37,246	0	*	0	0	0	*	10,642	10,642	0	*
VC/RE Hedge Fund I LLC	55,869	*	55,869	0	*	0	0	0	*	15,963	15,963	0	*
DGC&T Co TR FBO Joanne C Baker IRA Rollover	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Evan B. Azrilant	9,311	*	9,311	0	*	0	0	0	*	2,660	2,660	0	*
Layne H Melzer & Corinne M Melzer JTWROS	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Metoia (S.A. Holding)	18,623	*	18,623	0	*	0	0	0	*	5,321	5,321	0	*
Poormina V. Durgam & Kalpana A. Uday	18,206	*	18,206	0	*	0	0	0	*	5,202	5,202	0	*
Robert M. Hinz, Jr.—Money Purchase Pension Plan	18,626	*	18,626	0	*	0	0	0	*	5,322	5,322	0	*
Sterling Trust Company FBO William J Kasper	18,626	*	18,626	0	*	0	0	0	*	5,322	5,322	0	*
DCG&T c/f Sharon Clark IRA	7,451	*	7,451	0	*	0	0	0	*	2,129	2,129	0	*
Oliver Clark	7,451	*	7,451	0	*	0	0	0	*	2,129	2,129	0	*
FTC & Co., Nominee FBO Allen H. Schaper	18,627	*	18,627	0	*	0	0	0	*	5,322	5,322	0	*
Wood Limited Partnership	18,627	*	18,627	0	*	0	0	0	*	5,322	5,322	0	*
DeBar Investments II LLP	18,847	*	18,847	0	*	0	0	0	*	5,385	5,385	0	*
Dr. Bradford F. Reeves	18,847	*	18,847	0	*	0	0	0	*	5,385	5,385	0	*
Omega Opportunities Fund, LP	18,847	*	18,847	0	*	0	0	0	*	5,385	5,385	0	*
Wiley A. Stephens	18,847	*	18,847	0	*	0	0	0	*	5,385	5,385	0	*
Jeffrey Blomstedt & Susan Lascala JTWROS	64,501	*	61,241	3,260	*	0	0	0	*	19,515	19,515	0	*

John C. & Catherine L. Gretlein JT	18,866	*	18,866	0	*	0	0	0	*	5,390	5,390	0	*
Preston K. & Etta Mae Martin Trust dtd 1/30/93	37,733	*	37,733	0	*	0	0	0	*	10,781	10,781	0	*
Randolph R. Rough Trust u/t/a dated 3/27/99	18,866	*	18,866	0	*	0	0	0	*	5,390	5,390	0	*
Raymond E. Ramey	18,866	*	18,866	0	*	0	0	0	*	5,390	5,390	0	*
Rodney & Kathleen Armstrong JTWROS	18,866	*	18,866	0	*	0	0	0	*	5,390	5,390	0	*
Thomas G. Wales	18,882	*	18,882	0	*	0	0	0	*	5,395	5,395	0	*
Gregory J. Leishman	18,882	*	18,882	0	*	0	0	0	*	5,395	5,395	0	*
Kenneth J. Kostal	216,625	*	188,376	28,249	*	0	0	0	*	61,893	61,893	0	*
Bernard Oleyar Trust—UAD 2/1/96—Bernard Oleyar TTEE	9,449	*	9,449	0	*	0	0	0	*	2,700	2,700	0	*
Bill G. & Anita J. Wells TIC	18,897	*	18,897	0	*	0	0	0	*	5,399	5,399	0	*
Bruce W. Kruenegel Revocable Living Trust, dated 1/22/02	18,897	*	18,897	0	*	0	0	0	*	5,399	5,399	0	*
Daniel Killinger	18,897	*	18,897	0	*	0	0	0	*	5,399	5,399	0	*
David & Janet Leishman JT	18,897	*	18,897	0	*	0	0	0	*	5,399	5,399	0	*
DeWaay Holding Company	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
Dwayne Allen Plender Trust dated 9-15-92	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
First Trust Company of Onaga FBO Francis L. Hanigan ROTH IRA	18,897	*	18,897	0	*	0	0	0	*	5,399	5,399	0	*
First Trust Corporation FBO Roger Kunz ACCT# 266-3503102	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
Howard H. & Betty J. Van Der Pol JT	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
Jerry B. & Brenda J. Ward JT	45,352	*	45,352	0	*	0	0	0	*	12,958	12,958	0	*
Kenneth B & Sharon A Crouse JT	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
Richard Scheffel	9,448	*	9,448	0	*	0	0	0	*	2,699	2,699	0	*
Robert D. Charles & Christine D. Charles JT	18,896	*	18,896	0	*	0	0	0	*	5,399	5,399	0	*
Vestal Venture Capital	18,896	*	18,896	0	*	0	0	0	*	5,399	5,399	0	*

(1)
Includes shares issuable on exercise of Class A Warrants and Class B Warrants being offered.

(2)
Certain of the securities included in the selling security holders' table are subject to a unit option. The securities include (i) one and one half shares of common stock issuable upon each unit option held by the selling security holder, (ii) one share of common stock issuable upon exercise of each Class A warrant issuable upon exercise of each unit option held by the selling security holder (iii) one share of common stock issuable upon exercise of each Class B warrant issuable upon exercise of each Class A warrant issuable upon exercise of each unit, (iv) one Class A warrant issuable upon each unit option held by the selling security holder, and (v) one Class B warrant issuable upon exercise of each Class A warrant issuable upon exercise of each unit.

*
Indicates less than one percent (1%)

FOR A DISCUSSION OF FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE SECURITIES OFFERED HEREBY, SEE "RISK FACTORS" BEGINNING ON PAGE 4 OF THE PROSPECTUS.

The date of this Prospectus Supplement is November 17, 2004.

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